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Semi-Annual Report

January 31, 2002

MuniHoldings
New Jersey
Insured Fund, Inc.

www.mlim.ml.com

MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

TO OUR SHAREHOLDERS

For the six-month period ended January 31, 2002, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.433 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.94%, based on a month-end net asset value of $14.47 per share. Over the same period, the total investment return on the Fund's Common Stock was +2.69%, based on a change in per share net asset value from $14.54 to $14.47, and assuming reinvestment of $0.426 per share income dividends.

For the six months ended January 31, 2002, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.67%; Series B, 1.81%; Series C, 1.86%; Series D, 1.71%; and Series E, 1.86%.

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the January 2002 period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be


                                      2 & 3

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six-month period ended January 31, 2002, we maintained a neutral position for the Fund relative to the municipal bond market. We continued our strategy of seeking to reduce the Fund's volatility by selling interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in the 15-year - 20-year range. During the last three months, more than $4 billion of long-term tax-exempt bonds was issued in New Jersey, with almost $2 billion of it coming from one issue in December 2001. Despite the increased supply, retail and institutional demand remained strong. At this time, we expect to remain fully invested in an effort to enhance shareholder income.

The 475 basis point decline in short-term interest rates by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, benefited the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Additional limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing costs for the Fund and increased yields for the Fund's Common Stock shareholders. However, should short-term tax-exempt interest rates rise, the benefits of leveraging will diminish and the yield paid to the Common Stock shareholder will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

March 7, 2002

PROXY RESULTS

During the six-month period ended January 31, 2002, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                              20,525,467           414,583
                                         Robert W. Forbes                            20,525,467           414,583
                                         Cynthia A. Montgomery                       20,525,467           414,583
                                         Kevin A. Ryan                               20,522,367           417,683
                                         Roscoe S. Suddarth                          20,525,467           414,583
                                         Edward D. Zinbarg                           20,523,386           416,664
---------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2002, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
---------------------------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors: Terry K. Glenn, Ronald W. Forbes,
      Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S.
      Suddarth, Richard R. West and Edward D. Zinbarg as follows:
                                         Series A                                       1,349                 0
                                         Series B                                       1,320                10
                                         Series C                                       2,024               367
                                         Series D                                       1,877                 0
                                         Series E                                       1,112                 0
---------------------------------------------------------------------------------------------------------------------------------


                                      4 & 5

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                    Value
====================================================================================================================================
New Jersey--87.1%        AAA     Aaa    $ 1,875     Atlantic Highlands, New Jersey, Highland Regional Sewer Authority,
                                                    Sewer Revenue Refunding Bonds, 5.50% due 1/01/2020 (b)                  $  1,976
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa        700     Bergen County, New Jersey, Utilities Authority, Water PCR, Refunding,
                                                    Series A, 5.375% due 12/15/2012 (b)                                          759
                         -----------------------------------------------------------------------------------------------------------
                                                    Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (c):
                         AAA     Aaa      1,540       5.50% due 9/01/2016                                                      1,629
                         AAA     Aaa      2,635       5.375% due 9/01/2019                                                     2,720
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa        430     Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)          468
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,710     Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                                    Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                          5,819
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,005     Delaware River and Bay Authority Revenue Bonds, Series A, 5.625% due
                                                    1/01/2018 (a)                                                              2,136
                         -----------------------------------------------------------------------------------------------------------
                                                    Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds (c):
                         AAA     Aaa      5,000       5.50% due 1/01/2012                                                      5,399
                         AAA     Aaa      6,000       5.625% due 1/01/2013                                                     6,524
                         AAA     Aaa        500       5.75% due 1/01/2015                                                        543
                         AAA     Aaa      4,865       6% due 1/01/2018                                                         5,329
                         AAA     Aaa      5,525       6% due 1/01/2019                                                         6,037
                         AAA     Aaa      2,425       (Port District Project), Series B, 5.625% due 1/01/2026                  2,547
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,895     East Orange, New Jersey, Board of Education, COP, 5.50% due
                                                    8/01/2012 (c)                                                              8,626
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,000     East Orange, New Jersey, Water Utility, GO, Refunding, 5.70%
                                                    due 6/15/2022 (a)                                                          1,059
                         -----------------------------------------------------------------------------------------------------------
                                                    Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds:
                         NR*     Aaa      4,000       (Correctional Facility Project), 6% due 10/01/2025 (b)                   4,372
                         NR*     Aaa      3,100       (County Correctional Facility Project), 5.75% due 10/01/2030             3,309
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,300     Essex County, New Jersey, Improvement Authority, Lease Revenue
                                                    Refunding Bonds (County Jail and Youth House Project), 5.35%
                                                    due 12/01/2024 (a)                                                         3,367
                         -----------------------------------------------------------------------------------------------------------
                                                    Essex County, New Jersey, Improvement Authority, Utility System Revenue
                                                    Bonds (d):
                         AAA     Aaa      2,705       (East Orange Franchise), 6% due 7/01/2018                                2,938
                         AAA     Aaa      3,050       (Orange Franchise), Series A, 5.75% due 7/01/2027                        3,199
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,100     Essex County, New Jersey, Utilities Authority, Solid Waste Revenue
                                                    Refunding Bonds, Series A, 4.80% due 4/01/2014 (c)                         1,112
                         -----------------------------------------------------------------------------------------------------------
                                                    Ewing Township, New Jersey, School District, School GO (b):
                         NR*     Aaa      1,805       5.30% due 8/01/2019                                                      1,849
                         NR*     Aaa      1,780       5.30% due 8/01/2020                                                      1,821
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,240     Freehold, New Jersey, Regional High School District, GO, Refunding,
                                                    5% due 3/01/2016 (b)                                                       1,275
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,500     Hoboken, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                    Series A, 5.30% due 5/01/2027 (a)                                          1,529
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,040     Hopewell Valley, New Jersey, Regional School District, GO, Refunding,
                                                    5% due 8/15/2014 (b)                                                       2,109
                         -----------------------------------------------------------------------------------------------------------
                                                    Hunterdon, New Jersey, Central Regional High School District, GO,
                                                    Refunding (c):
                         AAA     Aaa      1,255       5.25% due 5/01/2014                                                      1,335
                         AAA     Aaa      1,260       5.25% due 5/01/2015                                                      1,337
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa        765     Jersey City, New Jersey, GO, Refunding, Quality School, Series A,
                                                    5.375% due 9/01/2017 (c)                                                     801
                         -----------------------------------------------------------------------------------------------------------
                                                    Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                                    (Hotel/Conference Center Project--Trenton) (d)(e):
                         NR*     Aaa      5,250       6% due 4/01/2010                                                         5,985
                         NR*     Aaa      1,125       6.125% due 4/01/2010                                                     1,292
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,155     Lafayette Yard, New Jersey, Community Development Revenue Refunding
                                                    Bonds (Hotel/Conference Center Project--Trenton), 5.125% due
                                                    4/01/2017 (b)                                                              1,177
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa        825     Lopatcong Township, New Jersey, Board of Education, GO,
                                                    5.70% due 7/15/2010 (c)(e)                                                   920
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Marlboro Township, New Jersey, Board of Education, GO,
                                                    5.25% due 7/15/2017 (c)                                                    1,029
                         -----------------------------------------------------------------------------------------------------------
                                                    Middlesex County, New Jersey, COP (d):
                         AAA     Aaa      1,375       5.50% due 8/01/2016                                                      1,470
                         AAA     Aaa      1,550       5.25% due 6/15/2023                                                      1,579
                         -----------------------------------------------------------------------------------------------------------
                                                    Middlesex County, New Jersey, Improvement Authority, Lease Revenue
                                                    Bonds (Educational Services Commission Projects):
                         AAA     Aaa      3,970       5.70% due 7/15/2020                                                      4,257
                         AAA     Aaa      5,270       6% due 7/15/2025                                                         5,802
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa        500     Middlesex County, New Jersey, Improvement Authority Revenue Bonds
                                                    (Senior Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)              512
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,475     Middletown Township, New Jersey, Board of Education, GO, Refunding,
                                                    5% due 8/01/2016 (c)                                                       1,503
                         -----------------------------------------------------------------------------------------------------------
                                                    Monmouth County, New Jersey, Improvement Authority, Revenue Refunding
                                                    Bonds (a):
                         AAA     Aaa      1,540       5.35% due 12/01/2017                                                     1,600
                         AAA     Aaa      1,470       5.375% due 12/01/2018                                                    1,526
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      1,000     Monroe Township, New Jersey, Municipal Utilities Authority, Middlesex
                                                    County Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)                    1,037
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,304     Mount Laurel Township, New Jersey, Board of Education, GO, 5.60% due
                                                    8/01/2019 (b)                                                              2,415
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,060     New Jersey EDA, Construction Revenue Bonds, GO (School Facilities),
                                                    Series A, 5.50% due 6/15/2012 (a)                                          3,351
                         -----------------------------------------------------------------------------------------------------------
                         A1+     NR*      4,500     New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                    (Foreign Trade Zone Project), VRDN, 1.40% due 12/01/2007 (g)               4,500
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000     New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                                    Dentistry--International Center for Public Health Project),
                                                    6% due 6/01/2032 (a)                                                       5,424
                         -----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@   1,000     New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                                                    Project), VRDN, AMT, Series A, 1.45% due 6/01/2026 (a)(g)                  1,000
                         -----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
VRDN       Variable Rate Demand Notes


                                      6 & 7

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                    Value
====================================================================================================================================
New Jersey                                          New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, AMT:
(continued)              AAA     Aaa    $18,920       (NUI Corporation Projects), Series A, 5.70% due 6/01/2032 (d)         $ 19,613
                         A1+     VMIG1@     100       (New Jersey Natural Gas Co. Project), VRDN, Series A, 1.45%
                                                      due 8/01/2030 (a)(g)                                                       100
                         NR*     Aaa      3,155       RIB, Series 161, 9.82% due 6/01/2032 (d)(f)                              3,386
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development
                                                    Company Project) (b):
                         AAA     Aaa      1,430       5.60% due 10/15/2019                                                     1,503
                         AAA     Aaa      1,000       5.60% due 10/15/2026                                                     1,044
                         -----------------------------------------------------------------------------------------------------------
                         AAA     NR*      4,580     New Jersey EDA, Revenue Bonds, DRIVERS, Series 219, 10.56%
                                                    due 5/01/2016 (c)(f)                                                       5,439
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, School Facilities Construction Revenue Bonds,
                                                    Series A (a):
                         AAA     Aaa      1,100       5.125% due 6/15/2014                                                     1,147
                         AAA     Aaa      7,000       5.25% due 6/15/2017                                                      7,214
                         AAA     Aaa      7,200       5.25% due 6/15/2018                                                      7,393
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                    Projects) (a):
                         AAA     Aaa      3,000       6% due 6/15/2015                                                         3,337
                         AAA     Aaa      4,620       6.25% due 6/15/2020                                                      5,185
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
                                                    of New Jersey Inc. Project), VRDN (a)(g):
                         A1+     VMIG1@   3,400       AMT, Series C, 1.50% due 11/01/2025                                      3,400
                         A1+     VMIG1@   2,500       Series A, 1.45% due 11/01/2026                                           2,500
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,820     New Jersey Health Care Facilities Financing Authority, Revenue Bonds
                                                    (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)                 2,878
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey Health Care Facilities Financing Authority, Revenue
                                                    Refunding Bonds:
                         AAA     Aaa      4,000       (AHS Hospital Corporation), Series A, 6% due 7/01/2013                   4,523
                         AAA     Aaa      1,000       (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)      1,021
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,400     New Jersey Sports and Exposition Authority, State Contract Revenue
                                                    Bonds, Series A, 6% due 3/01/2013 (d)                                      2,681
                         -----------------------------------------------------------------------------------------------------------
                         A1+     VMIG1@     100     New Jersey Sports and Exposition Authority, State Contract Revenue
                                                    Bonds, VRDN, Series C, 1.10% due 9/01/2024 (d)(g)                            100
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Educational Facilities Authority Revenue Bonds:
                         AAA     Aaa      8,905       (Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)            9,605
                         AAA     Aaa      9,420       (Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)           10,125
                         AAA     Aaa      2,000       (Princeton Theological), Series B, 5.90% due 7/01/2026                   2,106
                         AAA     Aaa      2,350       (Trenton State College), Series A, 5.75% due 7/01/2006 (d)(e)            2,611
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Educational Facilities Authority, Revenue Refunding
                                                    Bonds:
                         AAA     Aaa      2,375       (Rowan University), Series C, 5.25% due 7/01/2017 (b)                    2,454
                         AAA     Aaa      2,820       (Rowan University), Series C, 5.25% due 7/01/2018 (b)                    2,902
                         AAA     Aaa      2,635       (Rowan University), Series C, 5.25% due 7/01/2019 (b)                    2,703
                         AAA     Aaa        350       (Seton Hall University Project), Series A, 5.25% due 7/01/2012 (a)         375
                         AAA     Aaa        660       (Seton Hall University Project), Series A, 5.25% due 7/01/2013 (a)         702
                         AAA     Aaa      4,000       (University of Medicine and Dentistry), Series B, 5.25% due
                                                      12/01/2017 (a)                                                           4,074
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Highway Authority, Garden State Parkway, General
                                                    Revenue Refunding Bonds:
                         AAA     Aaa      3,200       5.75% due 1/01/2015 (b)                                                  3,497
                         AA-     A1       1,900       5.625% due 1/01/2030                                                     1,997
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Highway Authority, Garden State Parkway General
                                                    Revenue Refunding Bonds, Senior Parkway (b):
                         AAA     Aaa      2,000       5.25% due 1/01/2018                                                      2,056
                         AAA     Aaa      3,085       5.25% due 1/01/2019                                                      3,162
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Bonds (d):
                         AAA     Aaa      9,215       AMT, Series K, 6.375% due 10/01/2026                                     9,560
                         AAA     Aaa      1,555       AMT, Series M, 6.95% due 10/01/2022                                      1,631
                         AAA     Aaa      5,580       AMT, Series M, 7% due 10/01/2026                                         5,861
                         AAA     Aaa      1,000       AMT, Series U, 5.60% due 10/01/2012                                      1,053
                         AAA     Aaa      2,820       AMT, Series U, 5.65% due 10/01/2013                                      2,957
                         AAA     Aaa      3,000       AMT, Series U, 5.75% due 4/01/2018                                       3,101
                         AAA     Aaa      2,320       AMT, Series U, 5.85% due 4/01/2029                                       2,385
                         AAA     Aaa      2,540       Series L, 6.65% due 10/01/2014                                           2,657
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Refunding Bonds, AMT, Series S (d):
                         AAA     Aaa      2,440       5.95% due 10/01/2017                                                     2,555
                         AAA     Aaa      2,050       6.05% due 10/01/2028                                                     2,130
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Transit Corporation, COP (Federal Transit
                                                    Administration Grants), Series A (a):
                         AAA     Aaa      4,000       6% due 9/15/2013                                                         4,441
                         AAA     Aaa      5,000       6.125% due 9/15/2015                                                     5,570
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Bonds, Series A:
                         AAA     Aaa      4,265       6% due 6/15/2010 (c)(e)                                                  4,837
                         AA      Aa2      7,740       6% due 6/15/2010 (e)                                                     8,779
                         AA      Aa2      7,500       6% due 6/15/2010 (e)(h)                                                  8,507
                         AAA     Aaa      2,000       5% due 6/15/2015 (c)                                                     2,036
                         AAA     NR*     10,000       5.25% due 6/15/2015 (d)                                                 10,377
                         AAA     Aaa      3,000       5.75% due 6/15/2015 (d)                                                  3,338
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Refunding Bonds, Series B:
                         AAA     Aaa      2,500       6% due 12/15/2017 (d)                                                    2,796
                         AAA     Aaa      7,440       6% due 12/15/2019                                                        8,265
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,605     New Jersey State Transportation Trust Fund, Transportation System
                                                    Authority Revenue Refunding Bonds, Series B, 6% due 12/15/2018 (d)         7,360
                         -----------------------------------------------------------------------------------------------------------
                                                    New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                    Bonds (d):
                         AAA     Aaa     20,000       Series A, 5.75% due 1/01/2019                                           21,347
                         AAA     Aaa      5,520       Series C, 6.50% due 1/01/2016                                            6,539
                         -----------------------------------------------------------------------------------------------------------
                                                    North Bergen Township, New Jersey, Board of Education, COP (c):
                         NR*     Aaa      1,250       5% due 12/15/2018                                                        1,264
                         NR*     Aaa      1,000       6% due 12/15/2019                                                        1,108
                         NR*     Aaa      1,580       6.25% due 12/15/2020                                                     1,784
                         NR*     Aaa      1,680       6.25% due 12/15/2021                                                     1,891
                         -----------------------------------------------------------------------------------------------------------
                         NR*     Aaa      3,035     Orange Township, New Jersey, Municipal Utility and Lease, GO,
                                                    Refunding, Series C, 5.10% due 12/01/2017 (d)                              3,091
                         -----------------------------------------------------------------------------------------------------------


                                      8 & 9

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                    Value
====================================================================================================================================
New Jersey                                          Passaic County, New Jersey, GO, Refunding (c):
(concluded)              NR*     Aaa    $ 2,080       5.25% due 6/01/2013                                                   $  2,231
                         NR*     Aaa      2,170       5.25% due 6/01/2014                                                      2,305
                         NR*     Aaa      2,360       5.25% due 6/01/2015                                                      2,487
                         NR*     Aaa      2,350       5.25% due 6/01/2016                                                      2,457
                         -----------------------------------------------------------------------------------------------------------
                                                    Paterson, New Jersey, Public School District, COP (d):
                         NR*     Aaa      1,980       6.125% due 11/01/2015                                                    2,223
                         NR*     Aaa      2,000       6.25% due 11/01/2019                                                     2,240
                         -----------------------------------------------------------------------------------------------------------
                                                    Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority Revenue Refunding Bonds:
                         AAA     Aaa      5,000       (Atlantic City Electric Company), 6.15% due 6/01/2029 (c)                5,475
                         AAA     Aaa      2,000       (Public Service Electric & Gas), Series C, 5.55% due 11/01/2033 (d)      2,041
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,565     South Jersey Transportation Authority, New Jersey, Transportation
                                                    System Revenue Refunding Bonds, 5.25% due 11/01/2013 (a)                   2,722
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,325     Trenton, New Jersey, Parking Authority, Parking Revenue Bonds,
                                                    DRIVERS, Series 221, 10.76% due 4/01/2010 (b)(e)(f)                        5,534
                         -----------------------------------------------------------------------------------------------------------
                                                    West Deptford Township, New Jersey, GO (b):
                         NR*     Aaa      4,170       5.625% due 9/01/2026                                                     4,395
                         NR*     Aaa      4,410       5.625% due 9/01/2027                                                     4,645
                         NR*     Aaa      3,615       5.625% due 9/01/2028                                                     3,805
                         NR*     Aaa      4,940       5.625% due 9/01/2029                                                     5,199
                         -----------------------------------------------------------------------------------------------------------
                                                    West Orange, New Jersey, Board of Education, COP (d):
                         NR*     Aaa      2,040       5.75% due 10/01/2014                                                     2,233
                         NR*     Aaa      3,615       6% due 10/01/2024                                                        3,940
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,600     West Windsor-Plainsboro, New Jersey, Regional School District, GO,
                                                    5.50% due 12/01/2013 (b)                                                   1,695
====================================================================================================================================
New York--5.8%           AAA     Aaa      4,750     Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                4,885
                         -----------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                    Bonds, AMT (d):
                         AAA     NR*      2,375       DRIVERS, Series 192, 10.02% due 12/01/2025 (f)                           2,538
                         NR*     Aaa      2,165       (JFK International Air Terminal LLC), RIB, Series 157, 9.92% due
                                                      12/01/2022 (f)                                                           2,370
                         AAA     Aaa     13,500       (JFK International Air Terminal--Special Project), Series 6, 6.25%
                                                      due 12/01/2011                                                          15,337
                         AAA     Aaa      1,500       (JFK International Airport Terminal), Series 6, 6.25% due 12/01/2015     1,708
                         -----------------------------------------------------------------------------------------------------------
                                                    Port Authority of New York and New Jersey, Special Obligation Revenue
                                                    Refunding Bonds (Versatile Structure Obligation), VRDN (g):
                         A1+     VMIG1@   1,100       Series 2, 1.55% due 5/01/2019                                            1,100
                         A1+     VMIG1@     800       Series 3, 1.55% due 6/01/2020                                              800
                         A1+     VMIG1@     500       Series 5, 1.55% due 8/01/2024                                              500
====================================================================================================================================
Puerto Rico--5.9%        NR*     Aaa      7,875     Puerto Rico Commonwealth, GO, RIB, Series 365, 10.47%
                                                    due 7/01/2005 (d)(e)(f)                                                    9,742
                         -----------------------------------------------------------------------------------------------------------
                         A       Baa1     6,000     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (c)               6,351
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,355     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                                                    5.50% due 7/01/2025 (d)                                                    2,394
                         -----------------------------------------------------------------------------------------------------------
                                                    Puerto Rico Industrial Tourist, Educational, Medical and Environmental
                                                    Control Facilities Revenue Bonds, Series A:
                         AAA     Aaa      1,780       (Hospital Auxilio Mutuo Obligation Group), 6.25% due 7/01/2024 (d)       1,932
                         AA      Aa2      1,750       (Hospital de la Concepcion), 6.50% due 11/15/2020                        1,942
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,120     Puerto Rico Public Financing Corporation Revenue Bonds (Commonwealth
                                                    Appropriation), Series A, 5.50% due 8/01/2019 (d)                          7,513
                         -----------------------------------------------------------------------------------------------------------
                         Total Investments (Cost--$482,283)--98.8%                                                           501,095

                         Variation Margin on Financial Futures Contracts**--0.0%                                                  99

                         Other Assets Less Liabilities--1.2%                                                                   6,149
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $507,343
                                                                                                                            ========
====================================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FSA Insured.
(d) MBIA Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
  @ Highest short-term rating by Moody's Investors Service, Inc.
  * Not Rated.
 ** Financial futures contracts sold as of January 31, 2002 were as follows:

    ----------------------------------------------------------------------------
    Number of                                        Expiration
    Contracts                   Issue                   Date            Value
    ----------------------------------------------------------------------------
       235                US Treasury Bonds          March 2002      $24,880,625
    ----------------------------------------------------------------------------
    Total Financial Futures Contracts Sold
    (Total Contract Price--$24,994,453)                              $24,880,625
                                                                     ===========
    ----------------------------------------------------------------------------

    See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    90.6%
AA/Aa ..............................................................     4.2
A/A ................................................................     1.2
Other* .............................................................     2.8
--------------------------------------------------------------------------------

*  Temporary investments in short-term municipal securities.


                                    10 & 11

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of January 31, 2002
=============================================================================================================================
Assets:         Investments, at value (identified cost--$482,283,396) ........................                   $501,095,004
                Cash .........................................................................                         60,150
                Receivables:
                  Interest ...................................................................   $  5,902,500
                  Securities sold ............................................................        667,915
                  Variation margin ...........................................................         99,141       6,669,556
                                                                                                 ------------
                Prepaid expenses and other assets ............................................                         39,736
                                                                                                                 ------------
                Total assets .................................................................                    507,864,446
                                                                                                                 ------------
=============================================================================================================================
Liabilities:    Payables:
                  Dividends to shareholders ..................................................        260,791
                  Investment adviser .........................................................        223,328         484,119
                                                                                                 ------------
                Accrued expenses .............................................................                         37,096
                                                                                                                 ------------
                Total liabilities ............................................................                        521,215
                                                                                                                 ------------
=============================================================================================================================
Net Assets:     Net assets ...................................................................                   $507,343,231
                                                                                                                 ============
=============================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.10 per share (8,120 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference) ........                   $203,000,000
                  Common Stock, par value $.10 per share (21,038,614 shares issued
                  and outstanding) ...........................................................   $  2,103,861
                Paid-in capital in excess of par .............................................    316,324,239
                Undistributed investment income--net .........................................      1,823,843
                Accumulated realized capital losses on investments--net ......................    (34,834,148)
                Unrealized appreciation on investments--net ..................................     18,925,436
                                                                                                 ------------
                Total--Equivalent to $14.47 net asset value per share of Common Stock
                (market price--$13.95)  ......................................................                    304,343,231
                                                                                                                 ------------
                Total capital ................................................................                   $507,343,231
                                                                                                                 ============
=============================================================================================================================

* Auction Market Preferred Stock.

  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended January 31, 2002
==============================================================================================================
Investment               Interest ...............................................                  $13,068,078
Income:
==============================================================================================================
Expenses:                Investment advisory fees ...............................   $ 1,412,937
                         Commission fees ........................................       257,556
                         Accounting services ....................................        87,535
                         Reorganization expenses ................................        74,780
                         Professional fees ......................................        48,826
                         Transfer agent fees ....................................        32,849
                         Printing and shareholder reports .......................        18,137
                         Custodian fees .........................................        18,016
                         Listing fees ...........................................        17,443
                         Directors' fees and expenses ...........................        15,056
                         Pricing fees ...........................................        11,306
                         Other ..................................................        21,289
                                                                                    -----------
                         Total expenses before reimbursement ....................     2,015,730
                         Reimbursement of expenses ..............................      (117,154)
                                                                                    -----------
                         Total expenses after reimbursement .....................                    1,898,576
                                                                                                   -----------
                         Investment income--net .................................                   11,169,502
                                                                                                   -----------
==============================================================================================================
Realized &               Realized gain on investments--net ......................                    1,265,977
Unrealized Gain (Loss)   Change in unrealized appreciation on investments--net ..                   (3,218,754)
On Investments--Net:                                                                               -----------
                         Net Increase in Net Assets Resulting from Operations ...                  $ 9,216,725
                                                                                                   ===========
==============================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Six      For the
                                                                                                       Months Ended     Year Ended
                Increase (Decrease) in Net Assets:                                                   January 31, 2002  July 31, 2001
====================================================================================================================================
Operations:     Investment income--net ..............................................................  $ 11,169,502    $ 20,489,071
                Realized gain (loss) on investments--net ............................................     1,265,977         (26,158)
                Change in unrealized appreciation/depreciation on investments--net ..................    (3,218,754)     25,706,635
                                                                                                       ------------    ------------
                Net increase in net assets resulting from operations ................................     9,216,725      46,169,548
                                                                                                       ------------    ------------
====================================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Stock ......................................................................    (8,958,684)    (13,742,015)
                  Preferred Stock ...................................................................    (1,827,476)     (6,446,254)
                                                                                                       ------------    ------------
                Net decrease in net assets resulting from dividends to shareholders .................   (10,786,160)    (20,188,269)
                                                                                                       ------------    ------------
====================================================================================================================================
Capital Stock   Proceeds from issuance of Common Stock resulting from reorganization ................            --      45,753,117
Transactions:   Proceeds from issuance of Preferred Stock resulting from reorganization .............            --      28,000,000
                Offering costs resulting from the initial issuance of Common Stock ..................            --         (24,359)
                Write-off of offering costs resulting from the initial issuance of Preferred Stock ..            --          67,167
                                                                                                       ------------    ------------
                Net increase in net assets derived from capital stock transactions ..................            --      73,795,925
                                                                                                       ------------    ------------
====================================================================================================================================
Net Assets:     Total increase (decrease) in net assets .............................................    (1,569,435)     99,777,204
                Beginning of period .................................................................   508,912,666     409,135,462
                                                                                                       ------------    ------------
                End of period* ......................................................................  $507,343,231    $508,912,666
                                                                                                       ============    ============
====================================================================================================================================
              * Undistributed investment income--net ................................................  $  1,823,843    $  1,440,501
                                                                                                       ============    ============
====================================================================================================================================

See Notes to Financial Statements.


                                     12 & 13

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

FINANCIAL HIGHLIGHTS

                                                                                                                         For the
                                                                   For the                                                Period
The following per share data and ratios have been derived         Six Months              For the Year Ended             March 11,
from information provided in the financial statements.              Ended                      July 31,                  1998+ to
                                                                  January 31,     ----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                              2002           2001         2000         1999         1998
====================================================================================================================================
Per Share           Net asset value, beginning of period .......   $  14.54       $  13.14     $  14.47     $  15.09     $  15.00
Operating                                                          --------       --------     --------     --------     --------
Performance:        Investment income--net .....................        .54           1.08         1.07         1.13          .46
                    Realized and unrealized gain (loss) on
                    investments--net ...........................       (.09)          1.39        (1.27)        (.58)         .16
                                                                   --------       --------     --------     --------     --------
                    Total from investment operations ...........        .45           2.47         (.20)         .55          .62
                                                                   --------       --------     --------     --------     --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                     Investment income--net ....................       (.43)          (.73)        (.78)        (.81)        (.26)
                     Realized gain on investments--net .........         --             --           --         (.01)          --
                     In excess of realized gain on
                     investments--net ..........................         --             --           --         (.03)          --
                                                                   --------       --------     --------     --------     --------
                    Total dividends and distributions to
                    Common Stock shareholders ..................       (.43)          (.73)        (.78)        (.85)        (.26)
                                                                   --------       --------     --------     --------     --------
                    Capital charge resulting from issuance of
                    Common Stock ...............................         --             --@@         --           --         (.03)
                                                                   --------       --------     --------     --------     --------
                    Effect of Preferred Stock:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net .................       (.09)          (.34)        (.35)        (.30)        (.12)
                        Realized gain on investments--net ......         --             --           --         (.02)          --
                    Capital write-off (charge) resulting from
                    issuance of Preferred Stock ................         --             --@@         --           --         (.12)
                                                                   --------       --------     --------     --------     --------
                    Total effect of Preferred Stock ............       (.09)          (.34)        (.35)        (.32)        (.24)
                                                                   --------       --------     --------     --------     --------
                    Net asset value, end of period .............   $  14.47       $  14.54     $  13.14     $  14.47     $  15.09
                                                                   ========       ========     ========     ========     ========
                    Market price per share, end of period ......   $  13.95       $  12.64     $11.6875     $13.4375     $ 15.375
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Total Investment    Based on market price per share ............     13.88%@        14.60%       (7.13%)      (7.44%)       4.29%@
Return:**                                                          ========       ========     ========     ========     ========
                    Based on net asset value per share .........      2.69%@        17.26%       (3.04%)       1.56%        2.35%@
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement
Average Net         and excluding reorganization expenses*** ...      1.18%*         1.18%        1.27%        1.22%         .29%*
Assets of Common                                                   ========       ========     ========     ========     ========
Stock:              Total expenses, net of reimbursement*** ....      1.23%*         1.18%        1.55%        1.22%         .29%*
                                                                   ========       ========     ========     ========     ========
                    Total expenses*** ..........................      1.30%*         1.29%        1.67%        1.31%        1.21%*
                                                                   ========       ========     ========     ========     ========
                    Total investment income--net*** ............      7.23%*         7.72%        8.52%        7.32%        8.17%*
                                                                   ========       ========     ========     ========     ========
                    Amount of dividends to Preferred Stock
                    shareholders ...............................      1.18%*         2.43%        2.96%        1.93%        2.14%*
                                                                   ========       ========     ========     ========     ========
                    Investment income--net, to Common Stock
                    shareholders ...............................      6.04%*         5.29%        5.56%        5.39%        6.03%*
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement
Total Average       and excluding reorganization expenses ......       .71%*          .69%         .72%         .75%         .18%*
Net Assets:***+++                                                  ========       ========     ========     ========     ========
                    Total expenses, net of reimbursement .......       .74%*          .69%         .88%         .75%         .18%*
                                                                   ========       ========     ========     ========     ========
                    Total expenses .............................       .78%*          .76%         .94%         .80%         .76%*
                                                                   ========       ========     ========     ========     ========
                    Total investment income--net ...............      4.35%*         4.53%        4.81%        4.48%        5.13%*
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Ratios Based on     Dividends to Preferred Stock shareholders ..      1.79%*         3.46%        3.84%        3.04%        3.61%*
Average Net                                                        ========       ========     ========     ========     ========
Assets of
Preferred Stock:
====================================================================================================================================
Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands) ...............   $304,343       $305,913     $234,135     $101,300     $104,967
                                                                   ========       ========     ========     ========     ========
                    Preferred Stock outstanding,
                    end of period (in thousands) ...............   $203,000       $203,000     $175,000     $ 68,000     $ 68,000
                                                                   ========       ========     ========     ========     ========
                    Portfolio turnover .........................     12.57%         55.60%      100.11%       64.93%       32.46%
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Leverage:           Asset coverage per $1,000 ..................   $  2,499       $  2,507     $  2,338     $  2,490     $  2,544
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================
Dividends Per       Series A--Investment income--net ...........   $    211       $    830     $    896     $    763     $    317
Share On                                                           ========       ========     ========     ========     ========
Preferred Stock     Series B--Investment income--net ...........   $    228       $    872     $    898     $    766     $    300
Outstanding:++                                                     ========       ========     ========     ========     ========
                    Series C--Investment income--net ...........   $    235       $    871     $    439           --           --
                                                                   ========       ========     ========     ========     ========
                    Series D--Investment income--net ...........   $    215       $    901     $    418           --           --
                                                                   ========       ========     ========     ========     ========
                    Series E--Investment income--net ...........   $    235       $    310           --           --           --
                                                                   ========       ========     ========     ========     ========
====================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Includes Common and Preferred Stock average net assets.
  +   Commencement of operations.
 ++   The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D), and March 5, 2001 (Series E).
+++   Do not reflect the effect of dividends to Preferred Stock shareholders.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained


                                     14 & 15

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--During the year ended July 31, 2001, underestimated offering expenses resulting from the initial issuance of Common Stock and overestimated offering expenses resulting from the initial issuance of Preferred Stock were charged to and written off to paid-in capital in excess of par, respectively.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2002, FAM earned fees of $1,412,937, of which $117,154 was waived.

For the six months ended January 31, 2002, the Fund reimbursed FAM $11,302 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $62,786,540 and $73,641,161, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments .....................        $1,265,977        $18,811,608
Financial futures contracts ...............                --            113,828
                                                   ----------        -----------
Total .....................................        $1,265,977        $18,925,436
                                                   ==========        ===========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $18,811,608, of which $19,186,861 related to appreciated securities and $375,253 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $482,283,396.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended January 31, 2002 remained constant and during the year ended July 31, 2001 increased by 3,221,459 as a result of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2002 were Series A, 1.40%; Series B, 1%; Series C, 1.40%; Series D, ..94% and Series E, 1.10%.

Shares issued and outstanding during the six months ended January 31, 2002 remained constant and during the year ended July 31, 2001 increased by 1,120 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $142,186 as commissions.

5. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $35,967,000, of which $3,352,000 expires in 2006, $4,023,000 expires in 2007,
$1,794,000 expires in 2008 and $26,798,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On February 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073000 per share, payable on February 27, 2002 to shareholders of record as of February 15, 2002.


                                    16 & 17

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of MuniHoldings New Jersey Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUJ


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #HOLDNJ2--1/02